UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2023

_________________________________________________________
Barings Capital Investment Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01348	85-0654007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class            Trading Symbol            Name of Each Exchange on Which Registered
None                 N/A                    N/A        _________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 30, 2023, Jonathan Landsberg notified Barings Capital Investment Corporation (the “Company”) that he will step down as the Company’s Chief Financial Officer, effective as of the close of business on April 4, 2023, to pursue other business opportunities. Mr. Landsberg’s resignation is not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.
On April 3, 2023, the Company’s Board of Directors appointed Elizabeth Murray as Chief Financial Officer of the Company, effective as of the close of business on April 4, 2023. Ms. Murray will continue to serve as the Company's Principal Accounting Officer.
Ms. Murray, 45, also serves as the Chief Financial Officer, Chief Operating Officer and Chief Accounting Officer of Barings BDC, Inc. (“BBDC”) and as the Chief Financial Officer and Principal Accounting Officer of Barings Private Credit Corporation. She is also the Treasurer of Barings Private Equity Opportunities and Commitments Fund. Ms. Murray previously was the Director of External Reporting for BBDC and previously served as the Vice President of Financial Reporting at Triangle Capital Corporation prior to the externalization of the investment management of BBDC to Barings LLC. Prior to joining Triangle Capital Corporation in 2012, she worked in Financial Planning and Analysis for RBC Bank, the U.S. retail banking division for Royal Bank of Canada. Prior to RBC Bank, Ms. Murray spent seven years at Progress Energy, Inc. and held various positions in finance, accounting, and tax, most recently in Strategy and Financial Planning. Ms. Murray began her career as a Tax Consultant with PricewaterhouseCoopers. Ms. Murray is a graduate of North Carolina State University where she obtained a B.S. degree in Accounting and a Master of Accounting degree. She is also a North Carolina Certified Public Accountant.
There is no arrangement or understanding between Ms. Murray and any other person pursuant to which she was appointed as Chief Financial Officer. Further, with regard to Ms. Murray, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Capital Investment Corporation

Date: April 4, 2023	By:	/s/ Ashlee Steinnerd
Ashlee Steinnerd
Chief Legal Officer